AIF-SUP-1

Summary Prospectus and Statutory Prospectus Supplement dated June 4, 2018

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, C, R, Y, R5 and R6 shares, as applicable, of the Funds listed below:

Invesco Multi-Asset Income Fund

Invesco U.S. Managed Volatility Fund

Effective on or about June 4, 2018, “Invesco PowerShares Capital Management LLC” is changing its name to “Invesco Capital Management LLC” and all references thereto are changing accordingly.

Effective on or about June 4, 2018, any and all references to “PowerShares family of ETFs” are hereby changing to “Invesco family of ETFs”.

Effective on or about June 4, 2018, any and all references to “Invesco PowerShares” are changing to “Invesco Capital”.

AIF-SUP-1